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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 24, 2003
                                                          --------------


                             Buckeye Partners, L.P.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


        Delaware                     1-9356                   23-2432497
-------------------------- -------------------------- --------------------------
     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                 Number)              Identification No.)
     Incorporation)



     5 Radnor Corporate Center, Suite 500
             100 Matsonford Road
                 Radnor, PA                                   19087
--------------------------------------------        ----------------------------
  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
                                                           --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits.

           99.1 Press Release, dated April 24, 2003, issued by Buckeye Partners, L.P.

Item 9.    Regulation FD Disclosure.

The following information and exhibit is being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

         On April 24, 2003, Buckeye Partners, L.P. issued a press release announcing its first quarter 2003 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BUCKEYE PARTNERS, L.P.

                                  By: Buckeye Pipe Line Company,
                                      its General Partner


                                      By: /s/ Stephen C. Muther
                                          -------------------------------------
                                          Stephen C. Muther
                                          Senior Vice President Administration,
                                          General Counsel and Secretary



Dated: April 25, 2003





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                                  Exhibit Index
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Exhibit
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99.1       Press Release, dated April 24, 2003, issued by Buckeye Partners, L.P.